UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 12, 2003

WHY USA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-30601

NEVADA	87-0390603
(State of Incorporation)	(I.R.S. Employer Identification No.)

8301 Creekside Circle, #101
Bloomington, MN 55437
(Address of principal executive officers)

(952) 841-7050
(Registrant's telephone number)

ITEM 5. Other (Certifications)

The following certifications are hereby filed by the registrant as an addendum to its quarterly report on Form 10-QSB for the quarter ended September 30, 2003.

CERTIFICATIONS

WHY USA Financial Group, Inc.

Certification of Chief Executive Officer and
Chief Financial Officer Pursuant to Section
906 of the Sarbanes-Oxley act of 2002

        I, James Kylstad, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to my knowledge the Quarterly Report of WHY USA Financial Group, Inc. on Form 10-QSB for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934, as amended, and that the information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of WHY USA Financial Group, Inc.

By: /s/ James Kylstad
James Kylstad, Chief Executive Officer

        I, Michael J. Peterson, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to my knowledge the Quarterly Report of WHY USA Financial Group, Inc. on Form 10-QSB for the quarterly period ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934, as amended, and that the information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of WHY USA Financial Group, Inc.

By: /s/ Michael J. Peterson
Michael J. Peterson, Chief Financial Officer